UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 1, 2006
VIRAGEN, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-15823	59-2101668

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

865 SW 78th Avenue, Suite 100, Plantation, Florida		33324

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (954) 233-8746
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     The Company has received a deficiency letter from the American Stock Exchange (Amex) dated March 1, 2006, advising that, based upon its review of Viragen’s financial statements included in its Quarterly Report on Form 10-Q for the quarter ended December 31, 2005, the Company does not meet an additional continued listing standard. Specifically, Viragen is not in compliance with Section 1003(a)(i) of the Amex Company Guide, because the Company’s stockholders’ equity is less than $2,000,000 and it sustained losses from continuing operations and/or net losses in two of its three most recent fiscal years.
     On September 22, 2005, the Company disclosed that it had received a deficiency letter from the Amex dated September 20, 2005, advising that, based upon its review of Viragen’s financial statements included in its Annual Report on Form 10-K for the fiscal year ended June 30, 2005, the Company is not in compliance with Amex’s continued listing standards. Specifically, Viragen is not in compliance with Section 1003(a)(ii) of the Amex Company Guide, because the Company’s stockholders’ equity is less than $4,000,000 and it sustained losses from continuing operations and/or net losses in three out of its four most recent fiscal years, and Section 1003(a)(iii) of the Amex Company Guide, because the Company’s stockholders’ equity is less than $6,000,000 and it sustained losses from continuing operations and/or net losses in its five most recent fiscal years.
     In response to the September 20, 2005 letter from Amex, the Company submitted a compliance plan to Amex, which outlines Viragen’s plans to regain compliance with Amex’s continued listing standards. On October 25, 2005, Amex notified Viragen that it accepted Viragen’s plan of compliance and granted Viragen an extension of time until March 20, 2007 to regain compliance with Amex’s continued listing standards. Viragen is subject to periodic review by Amex during the extension period and we have provided quarterly updates to Amex regarding our progress with the plan. Failure to make progress consistent with the plan or to regain compliance with the continued listing standards by the end of the extension period could result in Viragen’s shares being delisted from Amex.
     On March 3, 2006, Viragen issued a press release announcing the matters discussed above. The full text of the press release is furnished as Exhibit 99.1 to this report.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.
99.1 Press release dated March 3, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRAGEN, INC.
Date: March 3, 2006	By:	/s/ Dennis W. Healey
Dennis W. Healey
Executive Vice President and Principal Financial Officer

3